Exhibit 99.1

Report of Independent Registered Public Accounting Firm

And

InfiniClone Limited

Financial Statements

F-1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and

Shareholders of InfiniClone Limited

We have audited the accompanying balance sheets of InfiniClone Limited (the “Company”) as of June 30, 2024 and 2023, and the related statements of loss and comprehensive loss, changes in equity and cash flows for each of the two years in the period ended June 30, 2024. The Company’s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of June 30, 2024 and 2023, and the results of their operations and their cash flows for each of the two years in the period ended June 30, 2024 in conformity with accounting principles generally accepted in the United States of America.

s/ Tang Xin CPAs

Beijing, PRC

June 30, 2025

F-2

INFINICLONE LIMITED

BALANCE SHEETS

AS OF JUNE 30, 2024 AND 2023

(Expressed in US Dollars)

		As of June 30,
	Note	2024	2023
		US$	US$
ASSETS
Current assets
Cash	2(d)	710	1,569
Due from related parties	8(c)	370	-
Inventories, net	3	490,518	-

Total current assets		491,598	1,569

Non-current assets
Property and equipment, net	4	22,659,382	-

Total non-current assets		22,659,382	-

Total assets		23,150,980	1,569

The accompanying notes are an integral part of these financial statements.

F-3

INFINICLONE LIMITED

BALANCE SHEETS

AS OF JUNE 30, 2024 AND 2023

(Continued)

(Expressed in US Dollars)

		As of June 30,
	Note	2024	2023
		US$	US$
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Due to related parties	8(c)	2,223	2,220
Taxes payable	6	-	-

Total current liabilities		2,223	2,220

Total liabilities		2,223	2,220

Commitments and contingencies (note 7)		-	-

SHAREHOLDERS’ EQUITY
Share capital	5	380	-
Additional paid-in capital	4	24,098,201	-
Accumulated other comprehensive income		(581,757)	(5)
Accumulated deficit		(368,067)	(646)

Total shareholders’ equity		23,148,757	(651)

Total liabilities and shareholders’ equity		23,150,980	1,569

The accompanying notes are an integral part of these financial statements.

F-4

INFINICLONE LIMITED

STATEMENTS OF LOSS AND COMPREHENSIVE LOSS

FOR THE YEARS ENDED JUNE 30, 2024 AND 2023

(Expressed in US Dollars)

		Year ended June 30,
	Note	2024	2023
		US$	US$

Revenue		-	-

Cost of revenue		-	-

Gross profit		-	-

Operating expenses:
General and administrative expenses		367,421	389

Total operating expenses		367,421	389

Operating loss		(367,421)	(389)

Interest expenses, net		-	198

Loss before income taxes		(367,421)	(587)
Income tax expense	6	-	-
Net loss		(367,421)	(587)

F-5

INFINICLONE LIMITED

STATEMENTS OF LOSS AND COMPREHENSIVE LOSS

FOR THE YEARS ENDED JUNE 30, 2024 AND 2023

(Continued)

(Expressed in US Dollars)

Net loss	(367,421)	(587)

Other comprehensive loss:
Foreign currency translation adjustment, net of nil income taxes	(581,752)	(5)

Total other comprehensive loss	(949,173)	(5)

Total comprehensive loss	(949,173)	(592)

The accompanying notes are an integral part of these financial statements.

F-6

INFINICLONE LIMITED

STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY

FOR THE YEARS ENDED JUNE 30, 2024 AND 2023

(Expressed in US Dollars)

	Note	Share capital	Additional paid-in capital	Accumulated other comprehensive loss	Accumulated deficit	Total shareholders’ equity
		US$	US$	US$	US$	US$

Balance as of June 30, 2022		-	-	-	(59)	(59)
Net loss		-	-	-	(587)	(587)
Foreign currency translation adjustment, net of nil income taxes		-	-	(5)	-	(5)
Total comprehensive loss		-	-	(5)	(646)	(651)

Capital contribution from shareholders		-	-	-	-	-

Balance as of June 30, 2023		-	-	(5)	(646)	(651)

The accompanying notes are an integral part of these financial statements.

F-7

INFINICLONE LIMITED

STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY

FOR THE YEARS ENDED JUNE 30, 2024 AND 2023

(Continued)

(Expressed in US Dollars)

	Note	Share capital	Additional paid-in capital	Accumulated other comprehensive loss	Accumulated deficit	Total shareholders’ equity
		US$	US$	US$	US$	US$

Balance as of June 30, 2023		-	-	(5)	(646)	(651)
Net loss		-	-	-	(367,421)	(367,421)
Foreign currency translation adjustment, net of nil income taxes		-	-	(581,752)	-	(581,752)
Total comprehensive loss		-	-	(581,757)	(368,067)	(949,824)

Capital contribution from shareholders	4	380	24,098,201	-	-	24,098,581

Balance as of June 30, 2024		380	24,098,201	(581,757)	(368,067)	23,148,757

The accompanying notes are an integral part of these financial statements.

F-8

INFINICLONE LIMITED

STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED JUNE 30, 2024 AND 2023

(Expressed in US Dollars)

		Year ended June 30,
	Note	2024	2023
		US$	US$
Operating activities:
Net loss		(367,421)	(587)
Adjustments to reconcile net income to net cash used in operating activities
Depreciation and amortisation		366,555	-
Changes in operating assets and liabilities:
Due from related parties		4	2,156
Due to related parties		-	-
Taxes payable		-	-

Net cash provided by (used in) operating activities		(862)	1,569

Investing activities:
Payments for purchases of property and equipment		-	-

Net cash provided by (used in) investing activities		-	-

The accompanying notes are an integral part of these financial statements.

F-9

INFINICLONE LIMITED

STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED JUNE 30, 2024 AND 2023

(Continued)

(Expressed in US Dollars)

		Year ended June 30,
	Note	2024	2023
		US$	US$
Financing activities:
Proceeds from bank loans		-	-

Net cash provided by financing activities		-	-

Effect of exchange rate changes on cash		3	-

Net increase in cash		(862)	1,569

Cash at beginning of the year		1,569	-

Cash at end of the year	2(d)	710	1,569

Supplemental information
Interest paid		-	198
Income taxes paid		-	-

Non-cash investing and financing activities:

Purchase of property and equipment through issuance of ordinary shares		23,023,928	-

The accompanying notes are an integral part of these financial statements.

F-10

INFINICLONE LIMITED

NOTES TO THE FINANCIAL STATEMENTS

(Expressed in US Dollars)

1. DESCRIPTION OF BUSINESS AND ORGANIZATION

InfiniClone Limited (“the Company”), an exempted company with limited liability, is a holding company incorporated in Hong Kong, which is 100% controlled by Lim Kah Meng. On March 13, 2025, Lim Kah Meng transferred 100% held equity interest of Infiniclone Pte. Ltd. to the Company, which was common control transaction before and after the transferal. The principal activities of the Company are those of research and experimental development and commercialisation on induced pluripotent stem cell (iPSC) technology, which mainly includes iPSC banking, cosmeceutical applications, disease modeling, regenerative medicine, drug discovery and next-generation stem cell therapy.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a) Basis of Presentation

The accompanying financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The financial statements are presented in United States dollar (“US$”).

These financial statements have been prepared in accordance with U.S. GAAP assuming the Company will continue as a going concern. The going concern assumption contemplates the realization of assets and satisfaction of liabilities in the normal course of business.

(b) Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, related disclosures of contingent assets and liabilities at the balance sheet date, and the reported revenues and expenses during the reported period in the financial statements and accompanying notes. Significant items subject to estimates and assumptions include, but not limited to, lower of cost and net realizable value of inventories, useful lives and recoverability of property and equipment, recoverability of intangible assets with indefinite useful lives, realization of deferred tax assets. Actual results could differ from those estimates, and as such, differences may be material to the financial statements.

F-11

INFINICLONE LIMITED

NOTES TO THE FINANCIAL STATEMENTS

(Expressed in US Dollars)

(c) Commitments and Contingencies

In the normal course of business, the Company is subject to loss contingencies, such as legal proceedings and claims arising out of its business, that cover a wide range of matters, including, among others, government investigations, shareholder lawsuits, and non-income tax matters. An accrual for a loss contingency is recognized when it is probable that a liability has been incurred and the amount of loss can be reasonably estimated. If a potential material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, together with an estimate of the range of possible loss if determinable and material, is disclosed.

(d) Cash

Cash consists of cash on hand and cash at bank. The Company does not have any cash equivalents as of June 30, 2024 and 2023.

Cash on hand and cash at bank deposited in financial institutions at various locations are as follows:

	As of June 30,
	2024	2023
	US$	US$
Cash balances include deposits in:
Financial institutions in Singapore
- Denominated in Singapore dollar (“SGD”)	710	1,569
Total cash balances held at financial institutions	710	1,569

Cash on hand	-	-

Total cash balances	710	1,569

(e) Inventories

Inventories are stated at the lower of cost or net realizable value. Cost is calculated on the weighted average basis and includes all costs to acquire and other costs to bring the inventories to their present location and condition. The Company records inventory write-downs for excess or obsolete inventories based upon assumptions on current and future demand forecasts. If the inventory on hand is in excess of future demand forecast, the excess amounts are written off. The Company also reviews inventory to determine whether its carrying value exceeds the net amount realizable upon the ultimate sale of the inventory. This requires the determination of the estimated selling price of the vehicles less the estimated cost to convert inventory on hand into a finished product. Once inventory is written-down, a new, lower-cost basis for that inventory is established and subsequent changes in facts and circumstances do not result in the restoration or increase in that newly established cost basis.

No inventory write-downs were recognized for the years ended June 30, 2024 and 2023.

F-12

INFINICLONE LIMITED

NOTES TO THE FINANCIAL STATEMENTS

(Expressed in US Dollars)

(f) Property and equipment, net

Property and equipment are stated at cost less accumulated depreciation and impairment, if any.

Depreciation on property and equipment is calculated on the straight-line method over the estimated useful lives of the assets. The depreciation periods are as follows:

Lands and Buildings	30 years

Construction in progress represents property and equipment under construction. Construction in progress is transferred to property and equipment and depreciation commences when an asset is ready for its intended use.

When items are retired or otherwise disposed of, income is charged or credited for the difference between net book value and the proceeds received thereon. Ordinary maintenance and repairs are charged to expense as incurred.

(g) Intangible Assets

Intangible assets represent the exclusive or non-exclusive licensed rights of patent technology, which are measured at cost, less accumulated amortization and impairment. Amortization of finite-lived intangible assets is computed using the straight-line method over the estimated useful lives. The amortization periods by intangible asset classes are as follows:

Patent technology	10 years

(h) Impairment of Long-lived Assets

Long-lived assets, including property and equipment, intangible assets, are evaluated for impairment whenever events or changes in circumstances indicate that the carrying value of an asset or asset group may not be fully recoverable or that the useful life is shorter than the Company had originally estimated. When these events occur, the Company evaluates the impairment for the long-lived assets or asset group by comparing the carrying value of the assets or asset group to an estimate of future undiscounted cash flows expected to be generated from the use of the assets or asset group and their eventual disposition. If the sum of the expected future undiscounted cash flows is less than the carrying value of the assets or asset group, the Company recognizes an impairment loss based on the excess of the carrying value of the assets or asset group over the fair value of the assets or asset group. No such impairment losses were recorded for the years ended June 30, 2024 and 2023.

(i) Fair Value Measurements

Fair value represents the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or a liability.

Accounting guidance defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Accounting guidance establishes a three-level fair value hierarchy and requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. A financial instrument’s categorization within the fair value hierarchy is based upon the lowest level of input that is significant to the fair value measurement. The three levels of inputs are:

Level 1—Observable inputs that reflect quoted prices (unadjusted) for identical assets or liabilities in active markets.
Level 2—Include other inputs that are directly or indirectly observable in the marketplace.
Level 3—Unobservable inputs which are supported by little or no market activity.

F-13

INFINICLONE LIMITED

NOTES TO THE FINANCIAL STATEMENTS

(Expressed in US Dollars)

Accounting guidance also describes three main approaches to measuring the fair value of assets and liabilities: (1) market approach; (2) income approach and (3) cost approach. The market approach uses prices and other relevant information generated from market transactions involving identical or comparable assets or liabilities. The income approach uses valuation techniques to convert future amounts to a single present value amount. The measurement is based on the value indicated by current market expectations about those future amounts. The cost approach is based on the amount that would currently be required to replace an asset.

(j) Revenue recognition

Revenue is recognized when or as the control of the goods or services is transferred to customers. Control of the goods and services may be transferred over time or at a point in time. Control of the goods and services is transferred over time if the Company’s performance:

●	provides all of the benefits received and consumed simultaneously by the customer;
●	creates and enhances an asset that the customer controls as the Company performs; or
●	does not create an asset with an alternative use to the Company and the Company has an enforceable right to payment for performance completed to date.

If control of the goods and services transfers over time, revenue is recognized over the period of the contract by reference to the progress towards complete satisfaction of that performance obligation. Otherwise, revenue is recognized at a point in time when the customer obtains control of the goods and services.

Contracts with customers may include multiple performance obligations. For such arrangements, the Company allocates overall contract price to each distinct performance obligation based on its relative standalone selling price. The Company generally determines standalone selling prices for each individual distinct performance obligation identified based on the observable prices charged to customers. If the standalone selling price is not directly observable, it is estimated using expected cost plus a margin, depending on the availability of observable information, the data utilized, and considering the Company’s pricing policies and practices in making pricing decisions. Assumptions and estimations have been made in estimating the relative selling price of each distinct performance obligation, and changes in judgements on these assumptions and estimates may affect revenue recognition.

When either party to a contract has performed, the Company presents the contract on the balance sheets as a contract asset, a receivable or a contract liability.

A contract asset is recorded when the Company transfers a good or service to the customer before being unconditionally entitled to the consideration under the payment terms set out in the contract. A receivable is recorded when the Company has an unconditional right to consideration. A right to consideration is unconditional if only the passage of time is required before payment of that consideration is due.

If a customer pays consideration or the Company has a right to an amount of consideration that is unconditional, before the Company transfers a good or service to the customer, the Company presents a contract liability when the payment is received or receivable. A contract liability is the Company’s obligation to transfer goods or services to a customer for which the Company has received consideration (or an amount of consideration is due) from the customer.

F-14

INFINICLONE LIMITED

NOTES TO THE FINANCIAL STATEMENTS

(Expressed in US Dollars)

(k) Research and development

All costs associated with research and development (“R&D”) are expensed as incurred. R&D expenses consist primarily of salaries, bonuses and benefits for those employees engaged in research, design and development activities, license fees, outsourced development expenses, materials, rental expenses, depreciation of equipment and software of R&D activities and other expenses.

(l) Income Taxes

The Company accounts for income taxes using the asset and liability method in accordance with ASC 740, Income Tax. Current income taxes are provided on the basis of income before income taxes for financial reporting purposes and adjusted for income and expense items which are not assessable or deductible for income tax purposes, in accordance with the regulations of the relevant tax jurisdictions. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and for operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax laws and rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect of a change in tax rates on deferred tax assets and liabilities is recognized in the statements of comprehensive income in the period that includes the enactment date. A valuation allowance is provided to reduce the amount of deferred income tax assets if based on the weight of available evidence, it is more-likely-than-not that some portion, or all, of the deferred income tax assets will not be realized. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of futures profitability, the duration of statutory carry forward periods, the Company’s experience with operating loss and tax credit carry forwards, if any, not expiring.

The Company applies a “more-likely-than-not” recognition threshold in the evaluation of uncertain tax positions. The Company recognizes the benefit of a tax position in its financial statements if the tax position is “more-likely-than-not” to prevail based on the facts and technical merits of the position. Tax positions that meet the “more-likely-than-not” recognition threshold are measured at the largest amount of tax benefit that has a greater than fifty percent likelihood of being realized upon settlement. Unrecognized tax benefits may be affected by changes in interpretation of laws, rulings of tax authorities, tax audits, and expiry of statutory limitations. In addition, changes in facts, circumstances and new information may require the Company to adjust the recognition and measurement estimates with regard to individual tax positions. Accordingly, unrecognized tax benefits are periodically reviewed and re-assessed. Adjustments, if required, are recorded in the Company’s financial statements in the period in which the change that necessities the adjustments occur. The ultimate outcome for a particular tax position may not be determined with certainty prior to the conclusion of a tax audit and, in certain circumstances, a tax appeal or litigation process. The Company records interest and penalties related to unrecognized tax benefits (if any) in income tax expenses.

F-15

INFINICLONE LIMITED

NOTES TO THE FINANCIAL STATEMENTS

(Expressed in US Dollars)

(m) Foreign Currency

The Company’s reporting currency is US$. The functional currency of the Company is SG$.

Transactions denominated in currencies other than the functional currency are re-measured into the functional currency at the exchange rates prevailing at the dates of the transactions. Monetary assets and liabilities denominated in a foreign currency are remeasured into the functional currency using the applicable exchange rate at the balance sheet dates. The resulted exchange differences are recorded as foreign currency exchange gains (losses), net in the statements of comprehensive income or loss.

The Company with functional currencies other than the US$ are translated from the functional currency into US$. Assets and liabilities are translated into US$ using the applicable exchange rates at the balance sheet dates. Equity accounts other than deficit generated in the current period are translated into US$ using the appropriate historical rates. Revenues, expenses, gains and losses are translated into US$ using the average exchange rates for the relevant periods. The resulted foreign currency translation adjustments are recorded as a component of other comprehensive loss in the statements of comprehensive loss, and the accumulated foreign currency translation adjustments are recorded as a component of accumulated other comprehensive loss in the statements of changes in shareholders’ equity.

(n) Concentration of credit Risk

Financial instruments that potentially expose the Company to concentrations of credit risk consist principally of cash and other receivables included in due from related parties.

Substantial all of the Company’s cash at bank is held by third-party financial institutions located in Singapore. The bank deposits with financial institutions in Singapore are insured by the government authority for up to SGD 75,000. The Company has not experienced any losses in uninsured bank deposits and does not believe that it is exposed to any significant risks on cash held in bank accounts. To limit exposure to credit risk, the Company primarily places bank deposits with large financial institutions in Singapore with acceptable credit rating.

Other receivables are primarily derived from related parties, which are unsecured. The risk is mitigated by credit evaluations performed on them. Historically, credit losses on other receivables have been insignificant.

(o) Segment Reporting

The Company’s chief operating decision maker has been identified as the chief executive officer, who reviews results when making decisions about allocating resources and assessing performance of the Company. For the purpose of internal reporting and management’s operation review, the Company’s chief executive officer and management personnel do not segregate the Company’s business by product or service. Management has determined that the Company has one operating segment.

(p) Recent Accounting Pronouncements

In June 2022, FASB issued ASU No. 2022-03, Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. ASU 2022-03 clarifies that a contractual sale restriction prohibiting the sale of an equity security is a characteristic of the reporting entity holding the equity security and is not included in the equity security’s unit of account. The amendments are effective for fiscal years beginning after December 15, 2023. Early adoption is permitted. The Company adopted this guidance effective June 30, 2024 and the adoption of this ASU is not expected to have a material impact on its financial statements.

F-16

INFINICLONE LIMITED

NOTES TO THE FINANCIAL STATEMENTS

(Expressed in US Dollars)

In March 2023, FASB issued ASU No. 2023-01, Leases (Topic 842): Common Control Arrangements. The amendments in ASU 2023-01 improve current GAAP by clarifying the accounting for leasehold improvements associated with common control leases, thereby reducing diversity in practice. Additionally, the amendments provide investors and other allocators of capital with financial information that better reflects the economics of those transactions. The amendments are effective for fiscal years beginning after December 15, 2023. Early adoption is permitted. The Company adopted this guidance effective June 30, 2024 and the adoption of this ASU is not expected to have a material impact on its financial statements.

In November 2023, the FASB issued ASU No. 2023-07, “Segment Reporting (Topic 280) Improvements to Reportable Segment Disclosures.” This ASU expands required public entities’ segment disclosures, including disclosure of significant segment expenses that are regularly provided to the chief operating decision maker and included within each reported measure of segment profit or loss, an amount and description of its composition for other segment items and interim disclosures of a reportable segment’s profit or loss and assets. ASU 2023 07 is applied retrospectively to all periods presented in financial statements, unless it is impracticable. This ASU is effective for fiscal years beginning after December 15, 2023, and interim periods within fiscal years beginning after December 15, 2024. Early adoption is permitted. The Company adopted this guidance effective June 30, 2024 and the adoption of this ASU is not expected to have a material impact on its financial statements.

In December 2023, the FASB issued ASU No. 2023-09, “Income Taxes (Topic 740): Improvements to Income Tax Disclosures”. This ASU requires additional quantitative and qualitative income tax disclosures to enable financial statements users better assess how an entity’s operations and related tax risks and tax planning and operational opportunities affect its tax rate and prospects for future cash flows. The ASU is effective for annual reporting periods beginning after December 15, 2024, with early adoption permitted and can be applied on either a prospective or retroactive basis. The Company plans to adopt this guidance effective June 30, 2025 and the Company is currently evaluating the impact of adopting this ASU on its financial statements.

In March 2024, the FASB issued ASU 2024-01, Compensation - Stock Compensation (Topic 718), Scope Application of Profits Interest and Similar Awards. This standard provides clarity regarding whether profits interest and similar awards are within the scope of Topic 718 of the Accounting Standards Codification. This standard is effective for fiscal years beginning after December 15, 2024. Early adoption is permitted. The Company plans to adopt this guidance effective June 30, 2025 and the Company is currently evaluating the impact of adopting this ASU on its financial statements.

In March 2024, the FASB issued ASU No. 2024-02, “Codification Improvements - Amendments to Remove References to the Concepts Statements.” ASU 2024-02 removes references to various FASB Concepts Statements within the Codification. The guidance in ASU No. 2024-02 is effective for fiscal years beginning after December 15, 2024, including interim periods within those fiscal years, and can be applied either prospectively to all new transactions recognized on or after the date that the entity first applies the amendments or retrospectively to the beginning of the earliest comparative period presented in which the amendments were first applied. Early adoption is permitted. The Company plans to adopt this guidance effective June 30, 2025 and the Company is currently evaluating the impact of adopting this ASU on its financial statements.

F-17

INFINICLONE LIMITED

NOTES TO THE FINANCIAL STATEMENTS

(Expressed in US Dollars)

3. INVENTORIES, NET

The inventories, net consisted of the following:

	As of June 30,
	2024	2023
	US$	US$

Raw materials (i)	490,518	-
Less: provision for inventories	-	-

Inventories, net	490,518	-

(i) On December 1, 2023, the Company entered into a materials transfer agreement with a related party. Pursuant to the agreement, SGD 662,150 (equivalent to US$ 502,695) of R&D materials transferred into the Company. The consideration was paid-up through the shares of the Company. The transfer was effective on December 1, 2023 and was recorded as inventories and additional paid-in capital in the financial statement of the Company.

4. PROPERTYAND EQUIPMENT, NET

Property and equipment, net, consisted of the following:

	As of June 30,
	2024	2023
	US$	US$

Lands and Buildings(i)	23,023,928	-

Property and equipment	23,023,928	-

Less: Accumulated depreciation	(364,546)	-

Property and equipment, net	22,659,382	-

(i) On November 15, 2023, the Company entered into a land ownership transfer agreement with its related parties and third parties. Pursuant to the agreement, 8 properties transferred into the Company for the operation use, the consideration was 30% shares of the Company, the fair value is SGD31 million (equivalent to US$ 23,595,506). The transfer was effective on December 1, 2023 and was recorded as property and equipment and additional paid-in capital in the financial statement of the Company. The ownership of all the properties is freehold.

5. SHARE CAPITAL

Upon incorporation on August 23, 2021, the total amount of share capital subscribed by the Company was SGD500 (equivalent to US$380) and the total number of ordinary shares issued was 500.

F-18

INFINICLONE LIMITED

NOTES TO THE FINANCIAL STATEMENTS

(Expressed in US Dollars)

6. INCOME TAX

a) Income tax

The Company is incorporated in Singapore and is subject to income taxes on the taxable income as reported in the financial statements adjusted in accordance with relevant tax laws and regulations of Singapore. The applicable tax rate is 17% in Singapore, with 75% of the first S$10,000 taxable income and 50% of the next S$190,000 taxable income exempted from income tax.

The components of income tax expense for the years ended June 30, 2024 and 2023 are as follows:

	Year ended June 30,
	2024	2023
	US$	US$

Current income tax expense	-	-
Deferred income tax expense	62,563	100
Less: deferred asset impairment loss provision	(62,563)	(100)
Total deferred tax expense	-	-

Total income tax expense	-	-

The actual income tax expense reported in the statements of loss and comprehensive loss for the years ended June 30, 2024 and 2023 differs from the amount computed by applying the Singapore statutory income tax rate to loss before income taxes due to the following:

	Year ended June 30,
	2024	2023
	US$	US$

Computed expected income tax benefit at the statutory tax rate of 17%	(62,462)	(100)
Tax effect of non-deductible expenses	-	-
Change in valuation allowance	62,462	100

Actual income tax expense	-	-

F-19

INFINICLONE LIMITED

NOTES TO THE FINANCIAL STATEMENTS

(Expressed in US Dollars)

b) Deferred income taxes

The tax effects of temporary differences that give rise to the deferred tax assets (liabilities) balances as of June 30, 2024 and 2023 are as follows:

	As of June 30,
	2024	2023
	US$	US$

Deferred tax assets:
Net operating losses carryforwards	62,563	100
Accrued expenses	-	-
Total gross deferred tax assets	62,563	100

Valuation allowance on deferred tax assets	(62,563)	(100)

Deferred tax assets, net of valuation allowance	-	-

Net deferred tax assets (liabilities)	-	-

A valuation allowance is provided against deferred income tax assets when the Company determines that it is more-likely-than-not that the deferred income tax assets will not be utilized in the foreseeable future. In making such determination, the Company evaluates a variety of factors including the Company’s operating history, accumulated deficit, existence of taxable temporary differences and reversal periods.

As of June 30, 2024, the valuation allowances of US$ 62,563 were related to the deferred income tax assets of the Company which were in loss position. The Company in a cumulative loss position, which is a significant negative indicator to overcome that sufficient income will be generated over the periods in which the deferred income tax assets are deductible or utilized. The ultimate realization of deferred income tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible or utilized. Management considers the scheduled reversal of deferred income tax liabilities, projected future taxable income and tax planning strategies in making this assessment.

Changes in valuation allowance are as follows:

	Year ended June 30,
	2024	2023
	US$	US$

Balance at the beginning of the year	100	-
Increase during the year	62,462	100
Effect of foreign currency translation	1	-

Balance at the end of the year	62,563	100

F-20

INFINICLONE LIMITED

NOTES TO THE FINANCIAL STATEMENTS

(Expressed in US Dollars)

7. COMMITMENTS AND CONTINGENCIES

As of June 30, 2024 and 2023, there was no commitments and contingencies incurred.

8. RELATED PARTY TRANSACTIONS

(a) Related parties

Names of the major related parties	Nature of relationship
Lim Kah Meng	The controlling shareholder of the Company
Seah Siew Leng	A related person of the controlling shareholder of the Company
Zenzic Labs Pte. Ltd.	Entity controlled by the controlling shareholder of the Company
Go Dx	Entity controlled by the controlling shareholder of the Company
Gene Oasis Pte Ltd.	Entity controlled by the controlling shareholder of the Company

(b) Significant related party transactions

During the years ended June 30, 2024 and 2023, the Company entered into the following significant related party transactions:

	Year ended June 30,
	2024	2023
	US$	US$

Purchase of lands and buildings (i)	6,453,082	-
Purchase of materials (ii)	502,695	-
Loan from related party (iii)	-	2,220
Advances to a related party (iv)	380	-

F-21

INFINICLONE LIMITED

NOTES TO THE FINANCIAL STATEMENTS

(Expressed in US Dollars)

(c) Significant related party balances

The outstanding balances mainly arising from the above transactions as of June 30, 2024 and 2023 are as follows:

	As of June 30,
	2024	2023
	US$	US$

Due to related parties:

Zenzic Labs Pte. Ltd. (iii)	1	1
Go Dx (iii)	2,222	2,219

Subtotal	2,223	2,220

Due from related parties:

Lim Kah Meng (iv)	370	-

Note:

(i)	On November 15, 2023, the Company entered into a land ownership transfer agreement with its related parties as mentioned in note 4. During the years ended June 30, 2024 and 2023, these purchases amounted to US$ 6,453,082 and US$ nil, respectively. The consideration was paid-up through the shares of the Company.

(ii)	On December 1, 2023, the Company entered into a materials transfer agreement with a related party as mentioned in note 3. During the years ended June 30, 2024 and 2023, these purchases amounted to US$ 502,695 and US$ nil, respectively. The consideration was paid-up through the shares of the Company.

(iii)	During the years ended June 30, 2024 and 2023, the Company loaned from related parties for operation use amounted to US$ nil and US$ 2,220, respectively. As of June 30, 2024 and 2023, the amounts due to related parties for such loan of US$ 2,223 and US$ 2,220 were included in due to related parties, respectively.

(iv)	During the years ended June 30, 2024 and 2023, the Company made advances to a related party for payment of share capital amounted to US$ 380 and US$ nil, respectively. As of June 30, 2024 and 2023, the amounts due from related parties for such advances of US$ 370 and US$ nil were included in due from related parties, respectively.

9. SUBSEQUENT EVENTS

Management has considered subsequent events through the reporting day, which was the date the financial statements were issued. No subsequent events required adjustments to or disclosure in these financial statements.

F-22